                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY



================================================================================



                      DEUTSCHE FLOORPLAN RECEIVABLES, L.P.

                                     Buyer


                                      with


                    DEUTSCHE FINANCIAL SERVICES CORPORATION

                                      and

                     DEUTSCHE BUSINESS SERVICES CORPORATION

                                    Sellers



                  RECEIVABLES CONTRIBUTION AND SALE AGREEMENT



                         Dated as of December 1, 1993,

                   Amended and Restated as of March 1, 1994,

                        Amended as of January 24, 1996,

                                      and

                   Amended and Restated as of October 1, 1996




================================================================================

                               Table of Contents

                                                                                   Page
                                   ARTICLE I
                                  Definitions

Section 1.1.      Definitions...................................................      1
Section 1.2.      Other Definitional Provisions.................................      2

                                  ARTICLE II
                           Conveyance of Receivables

Section 2.1.      Conveyance of Receivables.....................................      2
Section 2.2.      Representations and Warranties of the
                         Sellers Relating to the Sellers
                         and the Agreement......................................      5
Section 2.3.      Representations and Warranties of the
                         Sellers Relating to the Receivables8
Section 2.4.      Addition of Accounts..........................................      9
Section 2.5.      Covenants of the Sellers......................................     12
Section 2.6.      Removal of Eligible Accounts..................................     13
Section 2.7.      Removal of Ineligible Accounts................................     15
Section 2.8.      Sale of Ineligible Receivables................................     16

                                  ARTICLE III
                  Administration and Servicing of Receivables

Section 3.1.      Acceptance of Appointment and Other
                         Matters Relating to the Servicer.......................     16
Section 3.2.      Servicing Compensation........................................     17

                                  ARTICLE IV
                       Rights of Certificateholders and
                   Allocation and Application of Collections

Section 4.1.      Allocations and Applications of Collections
                         and Other Funds........................................     17

                                   ARTICLE V
                     Other Matters Relating to the Sellers

Section 5.1.      Merger or Consolidation of, or Assumption of,
                         the Obligations of the Sellers.........................     17
Section 5.2.      Sellers' Indemnification of the Buyer.........................     18

                                  ARTICLE VI
                                Termination......................................... 18


                                  ARTICLE VII
                           Miscellaneous Provisions

Section 7.1.      Amendment......................................................... 19
Section 7.2.      Protection of Right, Title and
                         Interest to Receivables.................................... 20
Section 7.3.      Limited Recourse.................................................. 21
Section 7.4.      No Petition....................................................... 21
Section 7.5.      GOVERNING LAW..................................................... 22
Section 7.6.      Notices........................................................... 22
Section 7.7.      Severability of Provisions........................................ 22
Section 7.8.      Assignment........................................................ 22
Section 7.9.      Further Assurances................................................ 22
Section 7.10.     No Waiver; Cumulative Remedies.................................... 22
Section 7.11.     Counterparts...................................................... 23
Section 7.12.     Third-Party Beneficiaries......................................... 23
Section 7.13.     Merger and Integration............................................ 23
Section 7.14.     Headings.......................................................... 23
Section 7.15.     Continued Effectiveness of the
                         Receivables Contribution and
                         Sale Agreement............................................. 23
Section 7.16.     Submission to Jurisdiction........................................ 23

EXHIBITS

Exhibit A         Form of Assignment of Receivables in Additional Accounts

Exhibit B         Form of Opinion of Counsel regarding Amendments

Exhibit C         Form of Reassignment of Receivables in Removed Accounts

Schedule 1        List of Accounts

     RECEIVABLES CONTRIBUTION AND SALE AGREEMENT, dated as of December 1, 1993, amended and restated as of March 1, 1994, amended as of January 24, 1996 and amended and restated as of October 1, 1996, among DEUTSCHE FLOORPLAN RECEIVABLES, L.P., a Delaware limited partnership, formerly known as ITT Floorplan Receivables, L.P., as Buyer, DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS"), a Nevada corporation, formerly known as ITT Commercial Finance Corp., and DEUTSCHE BUSINESS SERVICES CORPORATION ("Deutsche BSC"), a Missouri corporation, formerly known as ITT Business Services Corporation, as Sellers.

                              W I T N E S E T H:

     WHEREAS the Sellers in the ordinary course of their businesses finance the purchase of floorplan inventory, accounts receivable and other assets of dealers in, and manufacturers of, commercial and consumer products, thereby generating certain payment obligations;

     WHEREAS the Sellers wish to sell or contribute certain of such existing and future payment obligations from time to time to the Buyer; and

     WHEREAS the Buyer desires to sell such payment obligations to the Deutsche Floorplan Receivables Master Trust, pursuant to a Pooling and Servicing Agreement dated as of December 1, 1993, amended and restated as of March 1, 1994, amended as of January 24, 1996, and amended and restated as of October 1, 1996 (as the same may from time to time be amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), among the Buyer, as seller, DFS, as servicer, and The Chase Manhattan Bank, as trustee (the "Trustee").

     WHEREAS the Sellers and the Buyer desire to amend and restate this Agreement.

     NOW THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1.  Definitions. Capitalized terms used herein but not otherwise
                   -----------
defined shall have the meanings set forth in the Pooling and Servicing Agreement. The rules of construction in Sections 1.2 and 1.3 of the Pooling and Servicing Agreement shall be applied to this Agreement. In addition, the term "Agreement" means this Receivables Contribution and Sale Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

     Section 1.2.  Other Definitional Provisions. (a) The words "hereof",
                   -----------------------------
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule, and Exhibit references are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                                  ARTICLE II

                           Conveyance of Receivables
                           -------------------------

     Section 2.1.  Conveyance of Receivables. By execution of this Agreement,
                   -------------------------
each Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Buyer on the first Closing Date, in the case of Initial Accounts, and on the applicable Addition Date, in the case of Additional Accounts, all of its right, title and interest in, to and under the Receivables in each Account and all Collateral Security with respect thereto owned by such Seller at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Missouri and the State of Georgia, as applicable, and Recoveries) thereof and all of such Seller's rights, remedies, powers and privileges with respect to such Receivables under the related Floorplan Agreements. Subject to
Article VI, as of each Business Day prior to the earlier of (x) the occurrence of an Early Amortization Event specified in Section 9.1(b), (c), (d), or (e) of the Pooling and Servicing Agreement and (y) the Trust Termination Date, on which Receivables are created in the Accounts (a "Transfer Date"), each Seller does
                                            -------------
hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Buyer, all of its right, title and interest in, to and under the Receivables in each Account (other than any Receivables created in any Removed Account from and after the applicable Removal
Date) and all Collateral Security with respect thereto owned by such Seller at the close of business on such Transfer Date and not theretofore conveyed to the Buyer, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of

Missouri and the State of Georgia, as applicable, and Recoveries) thereof and all of such Seller's rights, remedies, powers and privileges with respect to such Receivables under the related Floorplan Agreements. The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Buyer of any obligation of the Servicer, either Seller or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation under the Financing Agreements, the Floorplan Agreements and any Participation Agreement and any other obligation to any Dealer or Manufacturer.

     To the extent, if any, that a Receivable and its Collateral Security was subject to a participation arrangement under which DFS and Deutsche BSC owned undivided interests in such Receivable and Collateral Security immediately prior to its conveyance hereunder, DFS and Deutsche BSC are hereby selling, transferring, assigning, setting over and conveying to the Buyer all of their right, title and interest in their respective undivided interests in such Receivable and Collateral Security, such that the Buyer owns the entire Receivable and its Collateral Security free of any such participation arrangement.

     On the Closing Date, pursuant to the terms of this Section 2.1, (i) DFS shall contribute as capital to the Buyer Receivables in the amount of $2,245,412,372.69, together with the related Collateral Security and Floorplan Rights (defined below) and (ii) Deutsche BSC shall sell to the Buyer Receivables in the amount of $2,632,722.01, together with the related Collateral Security and Floorplan Rights. Subject to Article VI, the purchase price for the Receivables sold by (a) Deutsche BSC to the Buyer on the Closing Date and (b) by each of the Sellers to the Buyer on each Addition Date and on each Transfer Date thereafter shall be a price agreed to by the Buyer and each Seller at the time of acquisition by the Buyer, which price shall not, in the opinion of the Buyer, be materially less favorable to the Buyer than prices for transactions of a generally similar character at the time of the acquisition taking into account the quality of such Receivables and other pertinent factors, including, without limitation, prevailing interest rates; provided that such consideration shall in
                                       -------- ----
any event not be less than reasonably equivalent value therefor.

     At its option from time to time, DFS may convey as a capital contribution to the Buyer (or convey as a capital contribution to the general partner of the Buyer which may then convey as a capital contribution to the Buyer) Receivables together with the related Collateral Security and Floorplan Rights (or interests in any of the foregoing).

     In connection with such contributions and sales, each Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) naming the applicable Seller as "seller" and the Buyer as "Purchaser" thereon with respect to the Receivables now existing and hereafter created for the sale of chattel paper, accounts or general intangibles (as defined in Section 9-105 of the UCC as in effect in any state where such Seller's or the Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables, the Collateral Security and all of such Seller's rights, remedies, powers and privileges with respect to such Receivables under the related Floorplan Agreements (the "Floorplan Rights") to the Buyer, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Buyer on or prior to the first Closing Date, in the case of Initial Accounts, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Additional Accounts. In addition, each Seller shall cause to be timely filed in the appropriate filing office any UCC-1 financing statement and continuation statement necessary to perfect any sale of Receivables to the Seller. The Buyer shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such contribution and sales. The parties hereto intend that the transfers of Receivables and other items effected by this Agreement be sales (or, in the case of contributions, true contributions).

     In connection with such contribution and sales, each Seller further agrees, at its own expense, on or prior to the first Closing Date, in the case of Initial Accounts, the applicable Addition Date, in the case of Additional Accounts, and the applicable Removal Date, in the case of Removed Accounts, (a) to indicate in its books and records, which may include computer files, that the Receivables created in connection with the Accounts (other than Removed Accounts) have been sold, and the Collateral Security and the Floorplan Rights assigned, to the Buyer pursuant to this Agreement and sold to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders and the other Beneficiaries and (b) to deliver to the Buyer a computer file or microfiche or written list containing a true and complete list of all such Accounts (other than Removed Accounts) specifying for each such Account, as of the Cut-Off Date, in the case of Initial Accounts, and the applicable Additional Cut-Off Date, in the case of Additional Accounts, (i) its account number and
(ii) the aggregate amount of Principal Receivables in such Account. Such file or list, as supplemented from time to time to reflect Additional Accounts and Removed Accounts, shall be marked as

Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement.

     In the event that such contributions, sales and assignments are deemed to constitute a pledge of security for a loan, it is the intent of this Agreement that each Seller shall be deemed to have granted to the Buyer a first priority perfected security interest in all of such Seller's right, title and interest to and under the Receivables, the Collateral Security and all proceeds thereof and the Floorplan Agreements, and that this Agreement shall constitute a security agreement under applicable law.

     Section 2.2.  Representations and Warranties of the Sellers Relating to
                   ---------------------------------------------------------
the Sellers and the Agreement. Each Seller hereby represents and warrants to the
-----------------------------
Buyer, as to itself and the Receivables being transferred and sold by it hereunder, as of each Closing Date that:

          (a)  Organization and Good Standing. Such Seller is a corporation duly
               ------------------------------
     organized and validly existing and in good standing under the laws of the state of its incorporation and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b)  Due Qualification. Such Seller is duly qualified to do business
               -----------------
     and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

          (c)  Due Authorization. The execution and delivery of this Agreement
               -----------------
     and the consummation of the transactions provided for or contemplated by this Agreement have been duly authorized by such Seller by all necessary corporate action on the part of the Seller and are within its corporate powers.

          (d)  No Conflict. The execution and delivery of this Agreement, the
               -----------
     performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such Seller is a party or by which it or its properties are bound.

          (e)  No Violation. The execution and delivery of this Agreement, the
               ------------
     performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to such Seller, will not conflict with or violate any material Requirements of Law applicable to such Seller or conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which either Seller is a party or by which such Seller is bound.

          (f)  No Proceedings. There are no proceedings or, to the best
               --------------
     knowledge of such Seller, investigations, pending or threatened against such Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of such Seller, would materially and adversely affect the performance by such Seller of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or (v) seeking to affect adversely the income tax attributes of the Trust under the United States federal or any state income, single business or franchise tax systems.

          (g)  All Consents Required. All appraisals, authorizations, consents,
               ---------------------
     orders, approvals or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof or thereof, have been obtained.

          (h)  Enforceability. This Agreement constitutes a legal, valid and
               --------------
     binding obligation of such Seller enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (i)  Record of Accounts. As of the first Closing Date, in the case of
               ------------------
     Initial Accounts, as of the applicable Addition Date, in the case of the Additional Accounts, and, as of the applicable Removal Date, in the case of Removed Accounts, Schedule 1 to this Agreement is an accurate and complete listing in all material respects of all the Accounts as of the Cut-Off Date, the applicable Additional Cut-Off Date or the applicable Removal Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Cut-Off Date, such applicable Additional Cut-Off Date or such Removal Date, as the case may be.

          (j)  Valid Transfer. This Agreement or, in the case of Additional
               --------------
     Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Buyer of all right, title and interest of such Seller in the Receivables and the Collateral Security and the proceeds thereof. Upon the filing of the financing statements described in Section 2.1 with the Secretary of State of the State of Missouri and the County Recorder of St. Louis County in the State of Missouri with respect to DFS and the County Recorder of Cobb County in the State of Georgia, in the case of Deutsche BSC and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Buyer shall have a first priority perfected ownership interest in such property. Except as otherwise provided in the Pooling and Servicing Agreement, neither such Seller nor any Person claiming through or under such Seller has any claim to or interest in the Trust Assets.

     The representations and warranties set forth in this Section 2.2 shall survive the transfer and assignment of the Receivables to the Buyer. Upon discovery by a Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

     In the event of any breach of any of the representations and warranties set forth in this Section 2.2 and if, in connection therewith, the Buyer shall be obligated to purchase the Certificateholders' Interest pursuant to Section 2.3 of the Pooling and Servicing Agreement, the Sellers shall repurchase the Receivables, the Collateral Security and Floorplan Rights respectively conveyed by them and shall pay to the Buyer on the Business Day preceding the Distribution Date on which such purchase of the Certificateholders' Interest is to be made an amount equal to the purchase price for the Certificateholders' Interest as specified in the Pooling and Servicing Agreement. The obligation of the Seller to purchase the Receivables pursuant to this Section 2.2 shall constitute the sole remedy against such Seller respecting an event of the type specified in the first sentence of this paragraph available to the Buyer and to the Investor Certificateholders (or the Trustee on behalf of the Investor Certificateholders).

     Section 2.3.  Representations and Warranties of the Sellers Relating to
                   ---------------------------------------------------------
the Receivables.
---------------

     (a)  Representations and Warranties. Each Seller hereby represents and
          ------------------------------
warrants to the Buyer, with respect to the Receivables conveyed by such Seller, that:

          (i) Each Receivable and all Collateral Security existing on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, has been conveyed to the Buyer free and clear of any Lien.

          (ii) With respect to each Receivable and all Collateral Security existing on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Seller in connection with the conveyance of such Receivable or Collateral Security to the Buyer have been duly obtained, effected or given and are in full force and effect.

          (iii) On the Cut-Off Date and each Closing Date, each Initial Account is an Eligible Account and, in the case of Additional Accounts, on the applicable Additional Cut-Off Date and each subsequent Closing Date, each such Additional Account is an Eligible Account.

          (iv) On the first Closing Date, in the case of the Initial Accounts, and, in the case of the Additional Accounts, on the applicable Additional Cut-Off Date, and on each Transfer Date, each Receivable conveyed to the Buyer on such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Buyer in accordance with Section 2.8.

          (v) Each Participation Agreement, if any, relating to Receivables conveyed by such Seller permits the transfer of such Receivables to the Buyer and the Trust and provides that the undivided interest of such participant is pari passu in all respects (other than non-subordinated
                    ---- -----
     interest strips and fees) with the remaining undivided interest in the related Receivables. If such Participation Agreement was created after December 1, 1993, such Participation Agreement states that the related undivided interest of such Seller may be transferred to a securitization vehicle and contains an agreement by the participant that such participant shall have no rights against the securitization vehicle or any successor servicer for such securitization vehicle, other than in connection with funds allocable to the participant that have been improperly withheld by the securitization vehicle.

     (b)  Notice of Breach. The representations and warranties set forth in this
          ----------------
Section 2.3 shall survive the transfer and assignment of the Receivables to the Buyer. Upon discovery by such Seller or the Buyer of a breach of any of the representations and warranties set forth in this Section 2.3, the party discovering such breach shall give prompt written notice to the other parties.

     (c)  Repurchase. In the event any representation or warranty under Section
          ----------
2.3(a) is not true and correct as of the date specified therein with respect to any Receivable or Account and the Buyer is, in connection therewith, required to purchase such Receivable or all Receivables in such Account pursuant to Section 2.4(c) of the Pooling and Servicing Agreement, then, within 30 days (or such longer period as may be agreed to by the Buyer) of the earlier to occur of the discovery of any such event by a Seller or the Buyer, or receipt by either Seller or the Buyer of written notice of any such event given by the Trustee or any Enhancement Providers, the applicable Seller shall repurchase the Receivable or Receivables, if any, of which the Buyer is required to accept reassignment pursuant to the Pooling and Servicing Agreement on the Business Day preceding the Determination Date on which such reassignment is to occur.

     The applicable Seller shall purchase each such Receivable by making a payment to the Buyer in immediately available funds on the Business Day preceding the Distribution Date on which such reassignment is to occur in an amount equal to the Purchase Price for such Receivable. Upon payment of the Purchase Price, the Buyer shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to such Seller, without recourse, representation or warranty, all the right, title and interest of the Buyer in and to such Receivable, all Collateral Security, the related Floorplan Rights and all monies due or to become due with respect thereto and all proceeds thereof. The Buyer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by such Seller to effect the conveyance of such Receivables pursuant to this Section. The obligation of such Seller to repurchase any such Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to the Buyer and to the Certificateholders (or the Trustee on behalf of Certificateholders).

     Section 2.4.  Addition of Accounts. (a) Each Seller may from time to time
                   --------------------
offer to voluntarily designate additional Eligible Accounts to be included as Accounts, subject to the conditions specified in paragraph (b) below. If any such offer is accepted by the Buyer, Receivables and Collateral Security, if any, from such

Additional Accounts shall be sold to the Buyer (or contributed to the Buyer in accordance with Section 2.1) effective on a date (the "Addition Date")
                                                       -------------
specified in a written notice provided by the Seller (or the Servicer on its behalf) to the Buyer and any Enhancement Providers specifying the Additional Cut-Off Date and the Addition Date for such Additional Accounts (the "Addition
                                                                      --------
Notice") on or before the fifth Business Day but not more than the 30th day
------
prior to the related Addition Date or, if the Automatic Addition Condition is satisfied, on the Determination Date following the Collection Period in which such Addition Dates occur (the "Notice Date"). An Addition Notice may relate to
                                -----------
one or more Accounts on one or more Addition Dates.

     (b) Each Seller shall be permitted to convey to the Buyer the Receivables and all Collateral Security, if any, related thereto in any Additional Accounts designated by such Seller as such pursuant to Section 2.4(a) only upon satisfaction of each of the following conditions on or prior to the related Addition Date (except for the condition in clause (vii), if applicable, which shall be satisfied on or before the tenth Business Day after such Notice Date):

          (i) Such Seller shall provide the Buyer and any Enhancement Providers with a timely Addition Notice.

          (ii)  Such Additional Accounts shall all be Eligible Accounts.

          (iii) Such Seller shall have delivered to the Buyer a duly executed written assignment (including an acceptance by the Buyer) covering the Receivables specified in the Addition Notice in substantially the form of Exhibit A modified, if applicable, to reflect contributions to (and by) the general partner of the Buyer (the "Assignment") and the computer file or
                                        ----------
     microfiche or written list required to be delivered pursuant to Section
     2.1.

          (iv) Such Seller shall have delivered to the Buyer for deposit in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date.

          (v) (A) No selection procedures believed by such Seller to be adverse to the interests of the Buyer or the Beneficiaries were used in selecting such Additional Accounts; (B) the list of Additional Accounts delivered pursuant to clause (iii) above is true and correct in all material respects as of the Additional Cut-Off Date and (C) as of each of the Notice Date and the Addition Date, neither such Seller, the Buyer nor the servicer are insolvent nor will have been made insolvent by such transfer nor are aware of any pending insolvency.

          (vi) If the Automatic Addition Condition is not satisfied with respect to such addition, the Rating Agency Condition shall have been satisfied with respect to such addition.

          (vii) If (A) one or more of the Additional Accounts specified in such Addition Notice will contain Receivables secured by a security interest in a type of Product that has not been previously financed in the Floorplan Business or (B) one or more of the Additional Accounts is supported by a Floorplan Agreement with a Manufacturer that, as of the related Addition Date, is not an Existing Manufacturer, then, whether or not the Automatic Condition is satisfied, the Rating Agency Condition shall have been satisfied in respect of the addition of each Additional Account specified in clauses (A) and (B) on or prior to the related Addition Date.

          (viii) The addition of the Receivables arising in such Additional Accounts shall not result in the occurrence of an Early Amortization Event.

          (ix) Such Seller shall have delivered to the Buyer and any Enhancement Providers a certificate of a Vice President or more senior officer confirming the items set forth in paragraphs (ii) through (vi) and
     (viii) above.

          (x) Such Seller shall have delivered to the Trustee and any Enhancement Providers (A) an Opinion of Counsel with respect to the Receivables in the Additional Accounts added since the last delivery of such opinion substantially in the form of Exhibit G-2 to the Pooling and Servicing Agreement and (B) except in the case of an addition in connection with an addition of Receivables by the Buyer to the Trust required by
     Section 2.5(a) of the Pooling and Servicing Agreement, a Tax Opinion with respect to such addition; provided that if such Opinion of Counsel and Tax Opinion are required to be delivered, they shall be rendered by outside counsel no less frequently than quarterly.

     (c) Each Seller hereby represents and warrants as of the applicable Addition Date as to the matters set forth in Section 2.4(b)(v). The representations and warranties set forth in Section 2.4(b)(v) shall survive the sale and assignment of the respective Receivables and Collateral Security, if any, to the Buyer. Upon discovery by either Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give prompt written notice to the other parties and to any Enhancement Providers.

     (d) Notwithstanding anything in this Section 2.4 to the contrary, the additions of Additional Accounts pursuant to Section

2.5 on or prior to the Closing Date for Series 1994-1 need not satisfy clause
(i), (vi), (vii) or (x).

     Section 2.5.  Covenants of the Sellers. Each Seller hereby covenants that:
                   ------------------------

          (a)  No Liens. Except for the conveyances hereunder and the conveyance
               --------
     of Participation Interests pursuant to the terms of any Participation Agreements, such Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or any Collateral Security, whether now existing or hereafter created, or any interest therein, and such Seller shall defend the right, title and interest of the Buyer and the Trust in, to and under the Receivables and the Collateral Security, whether now existing or hereafter created, against all claims of third parties claiming through or under such Seller.

          (b)  Financing Agreements and Guidelines. Each Seller shall comply
               -----------------------------------
     with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with (i) the Wholesale Financing Agreements, Accounts Receivable Financing Agreements, Asset Based Lending Financing Agreements and Unsecured Receivable Financing Agreements relating to the Accounts and (ii) the Financing Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Buyer, the Trust or any of the Beneficiaries. Subject to compliance with all Requirements of Law, such Seller may change the terms and provisions of (i) the Wholesale Financing Agreements, Accounts Receivable Financing Agreements, Asset Based Lending Financing Agreements and Unsecured Receivable Financing Agreements or (ii) the Financing Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charge assessed thereon) only if such change would be permitted pursuant to Section 3.1(d) of the Pooling and Servicing Agreement.

          (c)  Account Allocations. In the event that such Seller is unable for
               -------------------
     any reason to transfer Receivables to the Buyer, then such Seller agrees that it shall allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of the Pooling and Servicing Agreement. The parties hereto agree that Non-Principal Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Buyer and by the Buyer to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Buyer and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV of the Pooling and Servicing Agreement.

          (d)  Delivery of Collections. In the event that such Seller receives
               -----------------------
     Collections, such Seller agrees to pay the Servicer or any Successor Servicer all payments received by the Seller in respect of the Receivables as soon as practicable after receipt thereof by such Seller, but in no event later than two Business Days after the receipt by such Seller thereof.

          (e)  Notice of Liens. Each Seller shall notify the Buyer and the
               ---------------
     Trustee promptly after becoming aware of any Lien on any Receivable conveyed by such Seller other that the conveyances hereunder or under the Pooling and Servicing Agreement.

          (f)  Compliance with Law. Each Seller hereby agrees to comply in all
               -------------------
     material respects with all Requirements of Law applicable to such Seller.

          (g)  Concentration of Risk. In order to avoid a concentration of the
               ---------------------
     risks associated with participating its extensions of credit to Dealers, each Seller may create Participation Interests in its receivables to be sold or contributed to the Buyer in the same manner and using the same standards as such Seller does in creating participation interests in receivables to be retained by such Seller.

          (h)  Limitation on Creation of Participation Interests. Such Seller
               -------------------------------------------------
     shall not create Participation Interests in its receivables to the extent that the creation of such Participation Interests would, at the time of such creation, cause the Pool Balance to be less than the Required Participation Amount.

          (i)  Performance of Floorplan Agreements. Such Seller shall perform
               -----------------------------------
     its obligations under each Floorplan Agreement in accordance with the terms thereof in all material respects.

     Section 2.6.  Removal of Eligible Accounts. (a) On each Determination Date
                   ----------------------------
on which Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts, are removed from the Trust pursuant to Section 2.7 of the Pooling and Servicing Agreement, the Buyer shall be deemed to have offered to the applicable Seller automatically and without notice to or action by or on behalf of the Buyer, the right to remove Eligible Accounts from the operation of this Agreement in the manner prescribed in
Section 2.6(b), subject to Section 2.6(d).

The termination of an Account by a Dealer upon such Dealer's payment in full of such Account shall not be a removal of an Account under this Section.

     (b) To accept such offer and remove Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts, the applicable Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

          (i) not less than five Business Days prior to the Removal Date, furnish to the Buyer, the Trustee, any Enhancement Providers and the Rating Agencies a written notice (the "Removal Notice") specifying the Determination Date (which may be the Determination Date on which such notice is given) on which removal of the Receivables of one or more Accounts (the "Removed Accounts") will occur (a "Removal Date");
                    ----------------                  ------------

          (ii) from and after such Removal Date, cease to transfer to the Buyer any and all Receivables arising in such Removed Accounts;

          (iii) represent and warrant that the removal of any such Eligible Account on any Removal Date shall not, in the reasonable belief of such Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

          (iv) represent and warrant that no selection procedures believed by such Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed; and

          (v) on or before the fifth Business Day after the Removal Date, furnish to the Trustee a computer file, microfiche list or other list of the Removed Accounts that were removed on the Removal Date, specifying for each Removed Account as of the date of the Removal Notice its number, the aggregate amount outstanding in such Removed Account and the aggregate amount of Principal Receivables therein and represent that such computer file, microfiche list or other list of the Removed Accounts is true and complete in all material respects.

     (c) Subject to Section 2.6(b), on the Removal Date with respect to any such Removed Account, such Removed Account shall be deemed removed by operation of this Agreement for all purposes. After the Removal Date and upon the written request of the Servicer, the Buyer, subject to Section 2.6(d), shall deliver to the applicable Seller a reassignment in substantially the form of Exhibit C (the "Reassignment").
 ------------

     (d) Notwithstanding any other provision of this Agreement, the Buyer shall have the right to consent or to decline to consent to any removal of Removed Accounts (and the related Receivables) to a Seller pursuant to this Section 2.6. If the Buyer declines to consent to any such removal of Removed Accounts (and the related Receivables) to a Seller, the Buyer shall provide notice thereof to the Rating Agencies.

     Section 2.7.  Removal of Ineligible Accounts. (a) On any date on which an
                   ------------------------------
Account becomes an Ineligible Account (which shall be deemed the Removal Commencement Date with respect to such Account), the applicable Seller shall commence removal of such Ineligible Account in the manner prescribed in Section 2.7(b).

     (b) With respect to each Account that becomes an Ineligible Account, the applicable Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

          (i) furnish to the Buyer, the Trustee and any Enhancement Providers a Removal Notice specifying a Removal Commencement Date and the Ineligible Accounts to be treated as Designated Accounts;

          (ii) determine on the Removal Commencement Date with respect to such Designated Accounts the Designated Balance with respect to each such Designated Account and amend Schedule 1 by delivering to the Buyer a computer file or microfiche or written list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Account and the Designated Balance;

          (iii) from and after such Removal Commencement Date, cease to transfer to the Buyer any and all Receivables arising in such Designated Accounts;

          (iv) if such Account was an Ineligible Account at the time it was originally designated as an Account, from and after such Removal Commencement Date, allocate Collections of Principal Receivables in respect of each Designated Account, first to the oldest outstanding principal balance of such Designated Account, until the Removal Date with respect thereto; and

          (v) if such Account was an Ineligible Account at the time it was originally designated as an Account, on each

     Business Day from and after such Removal Commencement Date to and until the related Removal Date, allocate (A) to the Buyer Defaulted Receivables and Collections of Non-Principal Receivables and Collections of Non-Principal Receivables in respect of each Designated Account, based on the ratio of the aggregate amount of Principal Receivables in all Designated Accounts sold to the Buyer on such Business Day to the total aggregate amount of Principal Receivables in all such Designated Accounts on such Business Day and (B) to such Seller, the remainder of the Defaulted Receivables and Collections of Non-Principal Receivables in all such Designated Accounts on such Business Day.

     (c) On the Removal Date with respect to any such Designated Account, such Seller shall cease to allocate any Collections therefor in accordance herewith and such Designated Account shall be deemed a Removed Account. After the Removal Date and upon the written request of the Servicer, the Buyer shall deliver to such Seller a Reassignment; provided, however, that notwithstanding any other
                            --------  -------
provision of this Agreement, unless such Account was an Ineligible Account at the time it was originally designated as an Account, the Reassignment shall reassign only the Account and shall not reassign any Receivable existing in such Account as of the related Removal Date.

     Section 2.8.  Sale of Ineligible Receivables. Each Seller shall sell to the
                   ------------------------------
Buyer on each Transfer Date any and all Receivables arising in any Eligible Accounts that are Ineligible Receivables, provided that on the Cut-Off Date or,
                                          --------
in the case of Receivables arising in Additional Accounts, on the related Additional Cut-Off Date, and on the applicable Transfer Date, the Account in which such Receivables arise is an Eligible Account.


                                  ARTICLE III

                  Administration and Servicing of Receivables
                  -------------------------------------------

     Section 3.1.  Acceptance of Appointment and Other Matters Relating to the
                   -----------------------------------------------------------
Servicer. (a) DFS agrees to act as the Servicer under this Agreement and the
--------
Pooling and Servicing Agreement, and the Buyer consents to DFS acting as Servicer. DFS will have ultimate responsibility for servicing, managing and making collections on the Receivables and will have the authority to make any management decisions relating to such Receivables, to the extent such authority is granted to the Servicer under this Agreement and the Pooling and Servicing Agreement.

     (b) DFS shall service and administer the Receivables in accordance with the revisions of the Pooling and Servicing Agreement.

     Section 3.2.  Servicing Compensation. As full compensation for its
                   ----------------------
servicing activities hereunder and under the Pooling and Servicing Agreement, DFS shall be entitled to receive the Servicing Fee on each Distribution Date so long as it is the Servicer under the Pooling and Servicing Agreement. The Servicing Fee shall be paid in accordance with the terms of the Pooling and Servicing Agreement.


                                  ARTICLE IV

                       Rights of Certificateholders and
                   Allocation and Application of Collections
                   -----------------------------------------

     Section 4.1.  Allocations and Applications of Collections and Other Funds.
                   -----------------------------------------------------------
The Servicer will apply all Collections with respect to the Receivables and all funds on deposit in the Collection Account as described in Article IV of the Pooling and Servicing Agreement.


                                   ARTICLE V

                     Other Matters Relating to the Sellers
                     -------------------------------------

     Section 5.1.  Merger or Consolidation of, or Assumption of, the
                   -------------------------------------------------
Obligations of the Sellers. Neither Seller shall consolidate with or merge into
--------------------------
any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) the corporation formed by such consolidation or into which such Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of such Seller substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and, if such Seller is not the surviving entity, such corporation shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of such Seller hereunder; and

          (b) such Seller has delivered to the Buyer and the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 5.1 and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Section 5.2.  Sellers' Indemnification of the Buyer. Each Seller shall
                   -------------------------------------
indemnify and hold harmless the Buyer, from and against any loss, liability, expense, claim, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of such Seller pursuant to this Agreement arising out of or based on the arrangement created by this Agreement and the activities of such Seller taken pursuant thereto, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that such Seller
                                        --------  -------
shall not indemnify the Buyer if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence or wilful misconduct by the Buyer; and provided further, that such Seller shall not indemnify the Buyer for any
    -------- -------
liabilities, cost or expense of the Buyer with respect to any federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Buyer in connection herewith to any taxing authority. Any indemnification under this Article V shall survive the termination of the Agreement.

                                  ARTICLE VI

                                  Termination
                                  -----------

     This Agreement will terminate immediately after the Trust terminates pursuant to the Pooling and Servicing Agreement. In addition, the Buyer shall not purchase Receivables from a Seller nor shall a Seller designate Additional Accounts if such Seller shall become an involuntary party to (or be made the subject of) any proceeding provided for by any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Seller or relating to all or substantially all of its property (an "Involuntary Case") and such Involuntary Case shall have continued for a period
-----------------
of ten Business Days from and including the day of receipt by such Seller at its principal corporate office of notice of such Involuntary Case; provided, that
                                                               --------  ----
during such ten Business Day period, the Buyer shall suspend its purchase of Receivables and shall hold all Collections of Principal Receivables that would have been available to purchase Receivables in the Collection Account and (a) if by the first Business Day after such ten Business Day period, the Buyer has not obtained an order from the court having jurisdiction of such case or filing which order approves the continuation of the sale of Receivables by such Seller to the Buyer and which provides that the Buyer and any of its transferees (including the Trustee) may rely on such order for the validity and nonavoidance of such transfer (the "Order"), the Buyer shall hold such Collections in the
                       -----
Collection Account until such time as they may be paid as elsewhere provided herein and shall not purchase Receivables thereafter or designate Additional Accounts for transfer to the Buyer, or (b) if by such first Business Day, the Buyer has obtained such Order, such Seller may continue selling Receivables, and the Buyer may continue purchasing Receivables, pursuant to the terms hereof, as modified by the immediately succeeding sentence. During the period after the ten Business Day period described above and before the end of the 60-day period described below, the purchase price of the Receivables transferred during such period, notwithstanding anything in this Agreement to the contrary, shall be paid to such Seller by the Buyer in cash not later than the same Business Day of any sale of Receivables. During such period, Receivables will be considered transferred to the Buyer only to the extent that the purchase price therefor has been paid in cash on the same Business Day. If an Order is obtained but subsequently is reversed or rescinded or expires, such Seller shall immediately cease selling Receivables to the Buyer and the Buyer shall immediately cease buying Receivables. Each Seller shall give prompt written notice to each of the Buyer and the Trustee immediately upon becoming a party to an Involuntary Case. If by the first Business Day after the 60-day period after such involuntary filing, such Involuntary Case has not been dismissed, the Buyer shall not purchase thereafter Receivables or designated Additional Accounts for transfer to the Issuer.


                                  ARTICLE VII

                           Miscellaneous Provisions
                           ------------------------

     Section 7.1.  Amendment. (a) This Agreement may be amended from time to
                   ---------
time by the Sellers and the Buyer; provided, however, that such action shall
                                   --------  -------
not, as evidenced by an Opinion of Counsel for the Sellers addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder.

     (b) This Agreement may also be amended from time to time by the Buyer and the Sellers with the consent of the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all materially adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Sellers; provided, however, that no such amendment shall (i) reduce in any
         --------  -------
manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed with the amount available under any Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholders without the consent of each affected Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Certificateholder or (iv) adversely affect the rating of any Series or Class by any Rating Agency without the consent of the Holders of all of the Investor Certificates of such Series or Class. Any amendment to be effected pursuant to this paragraph shall be deemed to materially adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Sellers, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder of such Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

     (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Sellers shall furnish notification of the substance of such amendment to each Investor
Certificateholder, each Enhancement Provider, each Agent and each Rating Agency.

     (d) It shall not be necessary for the consent of Investor Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     (e) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

     (f) Deutsche BSC ratifies and affirms, and shall be deemed to be a party to, that certain amendment dated as of January 24, 1996 among DFS, the Buyer and the Trustee.

     Section 7.2.  Protection of Right, Title and Interest to Receivables. (a)
                   ------------------------------------------------------
The Sellers shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Buyer's right, title and interest to the Receivables and Collateral Security relating thereto to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Buyer hereunder. Each Seller shall deliver to the Buyer file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Buyer shall cooperate fully with the Sellers in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 7.2(a).

     (b) Within 30 days after a Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 7.2(a) seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the State of Missouri or the State of Georgia, as applicable, or such other applicable jurisdiction, such Seller shall give the Buyer and any Agent notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Receivables and the proceeds thereof.

     (c) Each Seller will give the Buyer prompt written notice of any relocation of any office at which it keeps Records concerning the Receivables or of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Buyer's security interest in the Receivables and the proceeds thereof. Each Seller will at all times maintain its principal executive offices within the United States of America.

     (d) Each Seller will deliver to the Buyer upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in Exhibit B.

     Section 7.3.  Limited Recourse. Notwithstanding anything to the contrary
                   ----------------
contained herein, the obligations of the Buyer hereunder shall not be recourse to the Buyer (or any person or organization acting on behalf of the Buyer or any affiliate, Officer or director of the Buyer), other than to (a) the portion of the Seller's Interest on any date of determination which is in excess of the Required Participation Amount and (b) any other assets of the Buyer not pledged to third parties or otherwise encumbered in a manner permitted by the Buyer's Partnership Agreement; provided, however, that any payment by the Buyer made in
                       --------  -------
accordance with this Section 7.3 shall be made only after payment in full of any amounts that the Buyer is obligated to deposit in the Collection Account pursuant to this Agreement; provided further that the Investor
                            -------- -------
Certificateholders shall be entitled to the benefits of the subordination of the Collections allocable to the Seller's Interest to the extent provided in the Supplements.

     Section 7.4.  No Petition. Each Seller hereby covenants and agrees that it
                   -----------
will not at any time institute against the Buyer or Deutsche FRI any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

     Section 7.5.  GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
                   -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 7.6.  Notices. All demands, notices and communications hereunder
                   -------
shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to the parties at such addresses specified in the Pooling and Servicing Agreement or, in the case of notices to Deutsche BSC, to the following address: 655 Maryville Centre Drive, St. Louis, Missouri 63141, Attention: Secretary.

     Section 7.7.  Severability of Provisions. If any one or more of the
                   --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders.

     Section 7.8.  Assignment. Notwithstanding anything to the contrary
                   ----------
contained herein, this Agreement may not be assigned by either Seller without the prior consent of the Buyer and the Trustee. The Buyer may assign its rights, remedies, powers and privileges under this Agreement to the Trust pursuant to the Pooling and Servicing Agreement.

     Section 7.9.  Further Assurances. Each Seller agrees to do and perform,
                   ------------------
from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Buyer more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

     Section 7.10. No Waiver; Cumulative Remedies. No failure to exercise and no
                   ------------------------------
delay in exercising, on the part of the Buyer, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 7.11. Counterparts. This Agreement may be executed in two or more
                   ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 7.12. Third-Party Beneficiaries. This Agreement will inure to the
                   -------------------------
benefit of and be binding upon the parties hereto, the Certificateholders, the Trustee and the other Beneficiaries and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

     Section 7.13. Merger and Integration. Except as specifically stated
                   ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

     Section 7.14. Headings. The headings herein are for purposes of reference
                   --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 7.15. Continued Effectiveness of the Receivables Contribution and
                   -----------------------------------------------------------
Sale Agreement. As amended and restated hereby, the Receivables Contribution
--------------
and Sale Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     Section 7.16. Submission to Jurisdiction. Each of the parties hereto
                   --------------------------
hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, the Assignments, the Reassignments or the other documents executed and delivered in connection herewith or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;


     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 7.6; and

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     IN WITNESS WHEREOF, the Sellers and the Buyer have caused this Receivables Contribution and Sale Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   DEUTSCHE FLOORPLAN RECEIVABLES, L.P.,
                                        Buyer

                                   By:  DEUTSCHE FLOORPLAN RECEIVABLES, INC.,
                                        its general partner


                                   By:  /s/ Richard H. Schumacher
                                        ---------------------------------------
                                        Name: Richard H. Schumacher
                                              ---------------------------------
                                        Title:  President and Treasurer
                                                -------------------------------


                                   By:  /s/ Naran Burchinow
                                        ---------------------------------------
                                        Name: Naran Burchinow
                                              ---------------------------------
                                        Title:  Vice President and Assistant
                                                Secretary
                                                -------------------------------


                                   DEUTSCHE FINANCIAL SERVICES
                                        CORPORATION, Seller


                                   By:  /s/ Richard H. Schumacher
                                        ---------------------------------------
                                        Name: Richard H. Schumacher
                                              ---------------------------------
                                        Title:  Senior Vice President and
                                                Treasurer
                                                -------------------------------


                                   By:  /s/ Naran Burchinow
                                        ---------------------------------------
                                        Name: Naran Burchinow
                                              ---------------------------------
                                        Title:  Senior Vice President, General
                                                Counsel and Secretary
                                                -------------------------------


                                   DEUTSCHE BUSINESS SERVICES
                                        CORPORATION, Seller


                                   By:  /s/ Richard H. Schumacher
                                        ---------------------------------------
                                        Name: Richard H. Schumacher
                                              ---------------------------------
                                        Title:  Senior Vice President
                                                -------------------------------


                                   By:  /s/ Naran Burchinow
                                        ---------------------------------------
                                        Name: Naran Burchinow
                                              ---------------------------------
                                        Title:  Vice President and Secretary
                                                -------------------------------

                                                                       EXHIBIT A
                                                                         TO RCSA


           FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

                          (As required by Section 2.4
              of the Receivables Contribution and Sale Agreement)


     ASSIGNMENT No.     OF RECEIVABLES IN ADDITIONAL ACCOUNTS dated as of
,     (this "Assignment"), between Deutsche Floorplan Receivables, L.P., as buyer (the "Buyer"), and [Deutsche Financial Services Corporation], [Deutsche Business Services Corporation] as seller [contributor] (the "Seller"), pursuant to the Receivables Contribution and Sale Agreement referred to below.

                              W I T N E S E T H:
                              - - - - - - - - -

     WHEREAS DFS, Deutsche BSC and the Buyer are parties to a Receivables Contribution and Sale Agreement dated as of December 1, 1993, amended and restated as of March 1, 1994, amended as of January 24, 1996 and amended and restated as of October 1, 1996 (as amended or supplemented, the "Receivables Contribution and Sale Agreement");

     WHEREAS, pursuant to the Receivables Contribution and Sale Agreement, the Seller wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables and related Collateral Security of such Additional Accounts, whether now existing or hereafter created, to the Buyer as part of the corpus of the Trust (as each such term is defined in the Receivables Contribution and Sale Agreement); and

     WHEREAS the Buyer is willing to accept such designation and conveyance subject to the terms and conditions hereof;

     NOW, THEREFORE, the Seller and the Buyer hereby agree as follows:

     1.   Defined Terms. All capitalized terms used herein (including in the
          -------------
recitals hereto) shall have the meanings ascribed to them in the Receivables Contribution and Sale Agreement unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts
           -------------
designated hereby, ___________, 19___.

     2.   Designation of Additional Accounts. The Seller hereby delivers
          ----------------------------------
herewith a computer file or microfiche or written list containing a true and complete list of all such Additional Accounts specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount of Receivables outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such file or list shall, as of the date of this Assignment, supplement Schedule 1 to the Receivables Contribution and Sale Agreement.

     3.   Conveyance of Receivables. (a) The Seller does hereby [sell]
          -------------------------
[contribute], transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Receivables Contribution and Sale Agreement), to the Buyer, on the Addition Date all of its right, title and interest in, to and under the Receivables in such Additional Accounts, all Collateral Security and the related Floorplan Rights with respect thereto, owned by the Seller and existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the [State of Missouri] [State of Georgia] and Recoveries) thereof. The foregoing [sale] [contribution], transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation or an assumption by the Buyer of any obligation of the Servicer, the Seller or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation under the Financing Agreement, Floorplan Agreement and any Participation Agreement, including any other obligation to any Dealer or Manufacturer.

     (b) In connection with such [sale] [contribution], the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of chattel paper, accounts and general intangibles (as defined in Section 9-105 or 9-106 of the UCC as in effect in any state where the Seller's or the Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Collateral Security to the Buyer, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Buyer on or prior to the Addition Date to the extent, if any, that the UCC-1 financing statements filed pursuant to Section 2.1 of the Receivables Contribution and Sale Agreement are not sufficient for such purpose. In addition, the Seller shall cause to be timely filed in the appropriate filing office any UCC-1 financing statement and continuation statement necessary to perfect any sale of Receivables to the Seller. The Buyer shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such [sale] [contribution]. The parties hereto intend that the [sales] [contributions] of Receivables effected by this Agreement be [sales] [true contributions].

     (c) In connection with such [sale] [contribution], the Seller further agrees, at its own expense, on or prior to the Addition Date, to indicate in its books and records, which may include its computer files, that the Receivables created in connection with the Additional Accounts designated hereby have been sold and the Collateral Security assigned to the Buyer pursuant to this Assignment and sold to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders and the other Beneficiaries.

     4.   Acceptance by Buyer. Subject to the satisfaction of the conditions
          -------------------
set forth in Section 6 of this Assignment, the Buyer hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Buyer pursuant to Section 3(a) of this Assignment. The Buyer further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Seller delivered to the Buyer the computer file or microfiche or written list relating to the Additional Accounts described in Section 2 of this Assignment.

     5.   Representations and Warranties of the Seller. The Seller hereby
          --------------------------------------------
represents and warrants to the Buyer, on behalf of the Trust, as of the date of this Assignment and as of the Addition Date that:

          (a)  Legal, Valid and Binding Obligation. This Assignment constitutes
               -----------------------------------
     a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors, rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (b)  Organization and Good Standing. The Seller is a corporation duly
               ------------------------------
     organized and validly existing and in good standing under the law of the State of its incorporation and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Assignment;

          (c)  Due Qualification. The Seller is duly qualified to do business
               -----------------
     and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder;

          (d)  Eligible Accounts. Each Additional Account designated hereby is
               -----------------
     an Eligible Account;

          (e)  Selection Procedures. No selection procedures believed by the
               --------------------
     Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Additional Accounts designated hereby;

          (f)  Insolvency. As of the Notice Date and the Addition Date, the
               ----------
     Seller is not insolvent nor, after giving effect to the conveyance set forth in Section 3 of this Assignment, will it have been made insolvent, nor is it aware of any pending insolvency;

          (g)  Valid Transfer. This Assignment constitutes a valid [sale]
               --------------
     [contribution], transfer and assignment to the Buyer of all right, title and interest of the Seller in the Receivables and the Collateral Security and the proceeds thereof and upon the filing of the financing statements described in Section 3 of this Assignment with the Secretary of State of the State of [Missouri] [and other applicable states and counties] and, in the case of the Receivables [and the Collateral Security] hereafter created and the proceeds thereof, upon the creation thereof, the Buyer shall have a first priority perfected ownership interest in such property, except for Liens permitted under Section 2.6(a) of the Receivables Contribution and Sale Agreement;

          (h)  Due Authorization. The execution and delivery of this Assignment
               -----------------
     and the consummation of the transactions provided for or contemplated by this Assignment have been duly authorized by the Seller by all necessary corporation action on the part of the Seller;

          (i)  No Conflict. The execution and delivery of this Assignment, the
               -----------
     performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound;

          (j)  No Violation. The execution and delivery of this Assignment by
               ------------
     the Seller, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof will not conflict with or violate any material Requirements of Law applicable to the Seller;

          (k)  No Proceedings. There are no proceedings or, to the best
               --------------
     knowledge of the Seller, investigations pending or threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Assignment, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment or (v) seeking to affect adversely the income tax attributes of the Trust under the United States federal or any State income, single business or franchise tax systems;

          (l)  Record of Accounts. As of the Addition Date, Schedule 1 to this
               ------------------
     Assignment is an accurate and complete listing in all material respects of all the Additional Accounts as of the Additional Cut-Off Date and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Additional Cut-Off Date;

          (m)  No Liens. Each Receivable and all Collateral Security existing on
               --------
     the Addition Date has been conveyed to the Buyer free and clear of any Lien;

          (n)  All Consents Required. With respect to each Receivable and all
               ---------------------
     Collateral Security existing on the Addition Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable or Collateral Security to the Buyer, the execution and delivery of this Assignment and the performance of the transactions contemplated hereby have been duly obtained, effected or given and are in full force and effect; and

          (o)  Eligible Receivables. On the Additional Cut-Off Date each
               --------------------
     Receivable conveyed to the Buyer as of such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Buyer in accordance with
     Section 2.8 of the Receivables Contribution and Sale Agreement.

     6.   Conditions Precedent. The acceptance of the Buyer set forth in
          --------------------
Section 4 of this Assignment is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

          (a)  Representations and Warranties. Each of the representations and
               ------------------------------
     warranties made by the Seller in Section 5 of this Assignment shall be true and correct as of the date of this Assignment and as of the Addition Date;

          (b)  Agreement. Each of the conditions set forth in Section 2.4(b) of
               ---------
     the Receivables Contribution and Sale Agreement applicable to the designation of the Additional Accounts to be designated hereby shall have been satisfied; and

          (c)  Addition Information. The Seller shall have delivered to the
               --------------------
     Buyer such information as was reasonably requested by the Buyer to satisfy itself as to the accuracy of the representation and warranty set forth in
     Section 5(d) of this Assignment.

     7.   Ratification of Agreement. As supplemented by this Assignment, the
          -------------------------
Receivables Contribution and Sale Agreement is in all respects ratified and confirmed and the Receivables Contribution and Sale Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

     8.   Counterparts. This Assignment may be executed in two or more
          ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     9.   GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
          -------------
THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                              DEUTSCHE FLOORPLAN RECEIVABLES, L.P.,
                                   as Buyer

                              By:  DEUTSCHE FLOORPLAN RECEIVABLES, INC.,
                                   its general partner


                              By:  __________________________________________
                                   Name:
                                   Title:


                              By:  __________________________________________
                                   Name:
                                   Title:


                              [DEUTSCHE FINANCIAL SERVICES
                                 CORPORATION], as Seller


                              By:  __________________________________________
                                   Name:
                                   Title:


                              By:  __________________________________________
                                   Name:
                                   Title:

                              [DEUTSCHE BUSINESS SERVICES
                                 CORPORATION], as Seller


                              By:  __________________________________________
                                   Name:
                                   Title:


                              By:  __________________________________________
                                   Name:
                                   Title

                                                                       EXHIBIT B
                                                                         TO RCSA


                          FORM OF OPINION OF COUNSEL

                       (As required by Section 7.2(d) of
                       ---------------------------------
               the Receivables Contribution and Sale Agreement)
               ------------------------------------------------


     (a) The Amendment to the Receivables Contribution and Sale Agreement, attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by each Seller and constitutes the legal, valid and binding agreement of each Seller, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally from time to time in effect. The enforceability of each Seller's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (b) The Amendment has been entered into in accordance with the terms and provisions of Section 7.1 of the Receivables Contribution and Sale Agreement.

     (c) The Amendment will not adversely affect in any material respect the interests of the Investor Certificateholders. [Include this clause (iii) only in the case of amendments effected pursuant to Section 7.1(a) of the Receivables Contribution and Sale Agreement.]

                                                                       EXHIBIT C
                                                                         TO RCSA


            FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS
                (As required by Section 2.6 of the Receivables
              Contribution and Sale Agreement referred to below)

               REASSIGNMENT NO. __ OF RECEIVABLES, dated as of __________, ____, by and between DEUTSCHE FLOORPLAN RECEIVABLES, L.P., as buyer (the "Buyer"), and DEUTSCHE FINANCIAL SERVICES CORPORATION [or DEUTSCHE BUSINESS SERVICES CORPORATION), as seller (the "Seller"), pursuant to the Receivables Contribution and Sale Agreement referred to below.

                                  WITNESSETH

     WHEREAS the Seller and the Buyer are parties to the Receivables Contribution and Sale Agreement dated as of December 1, 1993, amended and restated as of March 1, 1994, amended as of January 24, 1996 and amended and restated as of October 1, 1996 (as amended or supplemented, the "Receivables Contribution and Sale Agreement");

     WHEREAS, pursuant to the Receivables Contribution and Sale Agreement, the Seller wishes to remove all Receivables from certain Accounts, the Collateral Security thereof and the related Floorplan Rights (the "Removed Accounts") and to cause the Buyer to reconvey the Receivables of such Removed Accounts and such Collateral Security and Floorplan Rights, whether now existing or hereafter created, and all amounts currently held by the Buyer or thereafter received by the Trust in respect of such Removed Accounts, from the Buyer to the Seller (as each such term is defined in the Receivables Contribution and Sale Agreement); and

     WHEREAS the Buyer is willing to accept such removal and to reconvey the Receivables in the Removed Accounts, such Collateral Security and any related amounts held or received by the Trust subject to the terms and conditions hereof.

     NOW, THEREFORE, the Seller and the Buyer hereby agree as follows:

     1.   Defined Terms.  All terms defined in the Agreement and used herein
          -------------
shall have such defined meanings when used herein, unless otherwise defined herein.

          "Removal Date" shall mean, with respect to the Removed Accounts
           ------------
     designated hereby, ________________.

     2.   Notice of Removed Accounts.  The Seller shall deliver to the Buyer,
          --------------------------
the Trustee, any Enhancement Providers and the Rating Agencies a computer file or microfiche or written list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Accounts and the Designated Balance. Such list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Date and shall amend Schedule 1 to the Receivables Contribution and Sale Agreement.

     3.   Conveyance of Receivables and Accounts.  (a) The Buyer does hereby
          --------------------------------------
transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty on and after the Removal Date, all right, title and interest of the Trust in, to and under all [Receivables now existing at the close of business on the Removal Date and thereafter created from time to time until the termination of the Trust in Removed Accounts designated hereby, all Collateral Security thereof, the related Floorplan Rights, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables), all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Missouri [Georgia] and Recoveries) thereof relating thereto][in the case of Removed Accounts which are to be removed pursuant to
Section 2.7 of the Receivables Contribution and Sale Agreement and which were not Ineligible Accounts at the time they were originally designated as Accounts, replace the immediately preceding bracketed text with the following: the Removed Accounts but not any right, title and interest of the Trust in, to and under (i) any Receivables existing as of the Removal Date in Removed Accounts designated hereby, (ii) all Collateral Security relating to such Receivables,
(iii) the related Floorplan Rights, (iv) all monies due or to become due and all amounts received with respect to such Receivables (including all Non-Principal Receivables), (v) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Missouri [Georgia] and Recoveries) thereof relating to such Receivables, it being understood that the items described in clauses (i)-
(v) will continue to be Trust Assets] .

     (b) If requested by the Seller, in connection with such transfer, the Buyer agrees to execute and deliver to the Seller, on or prior to the date of this Reassignment, a termination statement with respect to the Receivables existing at the close of business on the Removal Date and thereafter created from time to time and Collateral Security thereof in the Removed Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Collateral Security) evidencing the release by the Trust of its lien on the Receivables in the Removed Accounts and the Collateral Security, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

     4.   Acceptance by Buyer.  The Buyer hereby acknowledges that, prior to or
          -------------------
simultaneously with the execution and delivery of this Reassignment, the Seller delivered to the Buyer the computer file or such microfiche or written list described in Section 2(b) of this Reassignment.

     5.   Representations and Warranties of the Seller.  The Seller hereby
          --------------------------------------------
represents and warrants to the Buyer as of the date of this Reassignment and as of the Removal Date:

          (a) Legal, Valid and Binding Obligation.  This Reassignment
              -----------------------------------
     constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (b) No Early Amortization Event.  The removal of the Accounts hereby
              ---------------------------
     removed shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

          (c) Selection Procedures.  No selection procedures believed by the
              --------------------
     Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed; and

          (d) True and Complete List.  The list of Removed Accounts described in
              ----------------------
     Section 2(b) of this Assignment is, as of the Removal Commencement Date, true and complete in all material respects.

provided, however, that in the event that the removal on such Removal Date
--------  -------
relates solely to Ineligible Accounts, the Seller shall be deemed to make only the representations and warranties contained in paragraph 5(a) above.

     6.   Condition Precedent.  In addition to the conditions precedent set
          -------------------
forth in Section 2.6 of the Receivables Contribution and Sale Agreement, the obligation of the Buyer to execute and deliver this Reassignment is subject to the Seller having delivered on or prior to the Removal Date to the Trustee, the Buyer, any Agent, and any Enhancement Providers an Officers' Certificate certifying that (i) as of the Removal Date, all requirements set forth in
Section 2.6 of the Agreement for removing such Accounts and reconveying the Receivables of such Removed Accounts, the Collateral Security and the related Floorplan Rights, whether existing at the close of business on the Removal Date or thereafter created from time to time until the termination of the Trust, have been satisfied, and (ii) each of the representations and warranties made by the Seller in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Removal Date. The Buyer may conclusively rely on such officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

     7.   Ratification of Agreement.  As supplemented by this Reassignment the
          -------------------------
Receivables Contribution and Sale Agreement is in all respects ratified and confirmed and the Receivables Contribution and Sale Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

     8.   Counterparts.  This Reassignment may be executed in two or more
          ------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     9.   GOVERNING LAW.  THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE
          -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                             DEUTSCHE FLOORPLAN RECEIVABLES, L.P.,
                                Buyer

                             By: DEUTSCHE FLOORPLAN RECEIVABLES,
                                 INC., its general partner

                             By:_________________________________
                                Name:
                                Title:


                             By:_________________________________
                                Name:
                                Title:

                                [DEUTSCHE FINANCIAL SERVICES
                                   CORPORATION, Seller]


                                By:_____________________________
                                   Name:
                                   Title:


                                By:_____________________________
                                   Name:
                                   Title:

                             [DEUTSCHE BUSINESS SERVICES
                                 CORPORATION, Seller]


                             By:_____________________________
                                 Name:
                                 Title:


                             By:_____________________________
                                Name:
                                Title:

                                  Schedule 1
                                  ----------

                               List of Accounts
                               ----------------

                   [Provided separately to the Buyer and the
                Trustee and deemed to be incorporated herein.]